Supplement dated January 23, 2025
to the following statutory prospectus(es):
NEA Valuebuilder Future and NEA Valuebuilder Select dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1. At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust held on October 23, 2024, the Board approved the termination of Nationwide Asset Management, LLC as subadviser to the NVIT Core Bond Fund (the "Fund") and the appointment of Loomis, Sayles & Company, L.P. as the Fund’s new subadviser. This change is anticipated to take effect on or about January 27, 2025 (the "Effective Date").
As of the Effective Date the statutory prospectus is amended as follows:
The names of the investment option(s) and subadviser(s) are updated as indicated below:
CURRENT INFORMATION	UPDATED INFORMATION
Nationwide Variable Insurance Trust – NVIT Core Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	Nationwide Variable Insurance Trust - NVIT Loomis Core Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Loomis, Sayles & Company, L.P.
All references to the Fund’s former name and subadviser are replaced accordingly.
2. At a meeting held on October 23, 2024, the Board of Trustees of Nationwide Variable Insurance Trust approved the merger of the NVIT BNY Mellon Core Plus Bond Fund: Class I (the "Target Fund") and the NVIT Core Bond Fund: Class I (the "Acquiring Fund"). The merger will be effective on or about February 28, 2025 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract/policy:
•
the Target Fund will no longer be available to receive transfers or new purchase payments;
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•
the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Fixed Income	NVIT Loomis Core Bond Fund: Class I Investment Advisor: Natiowide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P.	0.59%*	5.19%	0.70%	1.69%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
3. At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust held on December 11, 2024, the Board approved the termination of NS Partners Ltd as the subadviser to the NVIT Emerging Markets Fund (the "Fund") and the appointment of FIAM LLC as the Fund’s new subadviser. This change is anticipated to take effect on or about March 3, 2025 (the "Effective Date").
As of the Effective Date the statutory prospectus is amended as follows:
PROS-0938

The names of the investment option(s) and subadviser(s) are updated as indicated below:
CURRENT INFORMATION	UPDATED INFORMATION
Nationwide Variable Insurance Trust – NVIT Emerging Markets Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: NS Partners Ltd	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Emerging Markets Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: FIAM LLC
All references to the Fund’s former name and subadviser are replaced accordingly.
PROS-0938